UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012

REMEC LIQUIDATING TRUST

(Exact name of registrant as specified in its charter)

California	1-16541	27-6929969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10636 Scripps Summit Court, Suite 143 San Diego, CA 92131

(Address of principal executive offices, with zip code)

(858) 259-4265

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

As previously announced, the REMEC Liquidating Trust (the “Trust”) made its final liquidating distribution of $0.0964 per Beneficial Trust Unit to the Beneficiaries of the Trust of record on October 1, 2012. With this final distribution, the Trust completed its sole purpose, which was to finalize the winding-up of the affairs of REMEC, Inc. The Trustee of the Trust, Richard A Sackett, has now paid all remaining liabilities, costs and expenses of the Trust, and distributed all remaining proceeds to the Beneficiaries. As such, the Trustee terminated the Trust effective on November 30, 2012.

In connection with the termination of the Trust, the Trust has completed and sent its final letter (the “Closing Letter”) and Statement of Income/(Loss) for fiscal 2012 (the “Grantor Statement”) to the Beneficiaries of the Trust. The Closing Letter and the Grantor Statement are intended to provide the tax information a Beneficiary is required to include in his, her or its Federal income tax return for the tax year ending December 31, 2012.

The Trustee intends to file the Trust’s 2012 Federal and California State tax returns in early 2013. It is anticipated that the Trust’s website, www.remec.com, will remain accessible until April 30, 2015 to provide historical tax and other information to the Beneficiaries, including the Grantor Letter and the Statement.

The foregoing summary is qualified in its entirety by reference to the Closing Letter and the Grantor Statement, a copy of which are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

In accordance with General Instruction B.2 of Form 8-K, this information in this Item 2.02 and Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and the financial information contained in such exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Regulation FD Disclosure.

Reference is made to the information disclosed pursuant to Item 2.02 above. The information furnished under this Item 8.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	REMEC Liquidating Trust 2012 Closing Letter.

99.2	Statement of Income/(Loss) for the year-ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC LIQUIDATING TRUST

Date: December 4, 2012	By:	/s/ Richard A. Sackett
Richard A. Sackett, Trustee